Exhibit 4.1

COMMON STOCK		COMMON STOCK
ARTES
NUMBER	MEDICAL
ARTE 0001		SHARES

CUSIP 04301Q 10 0

SEE REVERSE FOR
CERTAIN DEFINITIONS, AND FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS IF ANY
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
is the record holder of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
ARTES MEDICAL, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED:

/s/ Karla R. Kelly Secretary	ARTES MEDICAL, INC. CORPORATE SEAL
August 24, 1999
/s/ Diane S. Goostree President	DELAWARE
COUNTERSIGNED AND REGISTERED
          MELLON INVESTOR SERVICES LLC
                     TRANSFER AGENT AND REGISTRAR
BY
                              AUTHORIZED SIGNATURE

ARTES MEDICAL, INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common

TEN ENT —	as tenants by the entireties

JT TEN —	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-		Custodian

	(Cust)		(Minor)

under Uniform Gifts to Minors

Act

(State)

UNIF TRF MIN ACT-		Custodian (until age )

(Cust)

under Uniform Transfers

(Minor)
to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURES GUARANTEED:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.